                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 21, 1999
                                                       -----------------

                     AK STEEL HOLDING CORPORATION
                     ----------------------------
            (Exact name of registrant as specified in its charter)


        Delaware            File No. 1-13696        31-1401455
    ---------------     ------------------------ -----------------
(State or other         (Commission file number)   (IRS employer
jurisdiction of                                    identification
incorporation)                                     number)


  703 Curtis Street, Middletown, Ohio                 45043
----------------------------------------          -------------
(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                       Not Applicable
---------------------------------------------------------------
(Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated October 21, 1999, issued by AK Steel Holding Corporation (the "Company")to announce its earnings for the three months ended September 30, 1999. Included in the Press Release are statements of income and earnings per share data for the three months ended September 30, 1999 and September 30, 1998 and the nine months ended September 30, 1999 and September 30, 1998. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.


Item 7.   Exhibit.
          -------

          (a) Financial Statements of business acquired:

              Not applicable.

          (b) Pro Forma financial information:

              Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated October 21, 1999
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                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AK STEEL HOLDING CORPORATION


                              /s/ Brenda S. Harmon
                                  ------------------------
                                  Brenda S. Harmon
                                  Secretary


Dated:  October 21, 1999
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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                         Page
----------     -----------                                         ----
   (1)         Press Release, dated October 21, 1999                 5